AMERICAN MUTUAL FUND

Semi-Annual Report for the six months ended April 30, 1998
[The American Funds Group(r)]
[cover: green field with daisies and mountains in the backdrop]

AMERICAN MUTUAL FUND(R)

Strives for the balanced accomplishment of three objectives - current income, capital growth and conservation of principal - through investments in companies that participate in the growth of the American economy.

American Mutual Fund is one of the 28 mutual funds in The American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the fund's total returns and average annual compound returns with all distributions reinvested for periods ended March 31, 1998 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods (sales charges are lower for accounts of $50,000 or more) - 10 years: +296.00%, or +14.75% a year; five years: +114.09%, or +16.44% a year; 12 months: +27.80%. The fund's 30-day yield as of May 31, 1998, calculated in accordance with the Securities and Exchange Commission formula, was 2.48%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

FELLOW INVESTORS:

Now in its eighth year of expansion, the U.S. economy continues to show remarkable strength. Over the past six months the pace of economic growth accelerated, fueled in part by strong consumer spending and a pickup in business investment. The stock market, helped by subdued inflation, mirrored the economy's strength and posted a substantial return.

AMF MAKES AN EXCEPTIONAL GAIN

For the six months ended April 30, the value of your investment in American Mutual Fund rose 15.4% if, like most shareholders, you reinvested the two income dividends of 20 cents a share paid in December and March and the capital gain distribution of $2.48 per share paid in December. Given that the average annual return for stocks has been 11.1% since 1926 (as measured by the unmanaged Standard & Poor's 500 Composite Index), AMF's six-month gain is truly exceptional.

THE BALANCED ACCOMPLISHMENT OF THREE OBJECTIVES

As strong as AMF's return was, the S&P 500 did even better, gaining 22.5% over the six months with dividends reinvested. Unlike the S&P 500, which represents a fully invested position in stocks, AMF strives for the balanced accomplishment of current income, capital growth and conservation of principal through investments in stocks and, when appropriate, fixed-income securities. With stock valuations at all-time highs and dividend yields at historic lows, we believe it has been prudent to maintain a sizable cash reserve. AMF's cash and equivalents - currently 20.5% of net assets - can help cushion the fund's return in a market decline and provide income to support an attractive quarterly dividend.

MERGER ACTIVITY PICKS UP PACE

Over the past few months, a flurry of merger activity propelled a number of AMF's stock holdings into the headlines.* One of the most recent announcements was the proposed merger of AMERITECH and SBC COMMUNICATIONS, two of AMF's largest holdings. (See Largest Individual Holdings at the top of page 3.) The merger is slated to occur next year, although it first must clear a number of regulatory hurdles.

The proposed merger of CHRYSLER with Daimler-Benz met with much excitement in the press and was praised as a smart strategic move that will enable the new firm to compete on a global basis. Both companies saw an immediate run-up in their stock prices, indicating that investors view the merger favorably. Other companies in AMF's portfolio that have announced mergers during the past few months include Bank One and First Chicago, which intend to merge with each other, and BankAmerica, which plans to join forces with NationsBank. We will continue to monitor and evaluate the long-term prospects of these stocks as events unfold.

*Securities in AMF's portfolio are shown in bold.

A FOCUS ON THE LONG TERM

Throughout the years we've often reminded investors of the importance of taking a long-term perspective toward investing. The stock market has made extraordinary strides in recent years, but there have been times when its journey has been more fitful. Investors should expect the market to generate smaller gains - and experience setbacks from time to time - in the future.

Helping you keep what you earn has always been an important part of AMF's approach. We will continue to do our utmost to preserve and increase the value of your wealth and the income it produces over the long term.

We look forward to reporting to you again in six months.

Cordially,


[/s/ James K. Dunton]              [/s/ Robert G. O'Donnell]

James K. Dunton                    Robert G. O'Donnell

Chairman of the Board              President


June 12, 1998

AMERICAN MUTUAL FUND
Investment Portfolio
[graphic: begin pie chardt]

LARGEST INDUSTRY HOLDINGS
Banking                                               12.93%
Telecommunications                                     8.23%
Energy Sources                                         7.13%
Health & Personal Care                                 5.73%
Chemicals                                              4.84%
Other Industries                                      35.33%
Bonds, Notes, Cash & Equivalents                      25.81%
[graphic: end pie chart]
                                                  Unaudited
LARGEST INDIVIDUAL HOLDINGS                       April 30,
Ameritech                                              2.66%
AT&T                                                    2.61
DuPont                                                  1.91
Warner-Lambert                                          1.60
Amoco                                                   1.53
SBC Communications                                      1.33
Schering-Plough                                         1.23
Dow Chemical                                            1.20
Norfolk Southern                                        1.14
IBM                                                     1.10


                                                              Market  Percent
EQUITY SECURITIES                                              Value   of Net
(COMMON AND PREFERRED STOCKS )                       Shares (Millions  Assets

                                                  ------------------------------
Energy
Energy Sources- 7.13%
Amoco Corp.                                       3,650,000  $161.512    1.53%
Ashland Inc.                                      1,850,000    97.819      .93
Atlantic Richfield Co.                              645,000    50.310      .48
Kerr-McGee Corp.                                  1,000,000    66.000      .63
Pennzoil Co.                                        638,600    40.910      .39
Phillips Petroleum Co.                            2,000,000    99.125      .94
Royal Dutch Petroleum Co.
 (New York Registered Shares)                     2,000,000   113.125     1.07
Texaco Inc.                                       1,200,000    73.800      .70
Ultramar Diamond Shamrock Corp.                   1,500,000    48.469      .46

Utilities: Electric & Gas- 4.21%
Ameren Corp. (formerly Union Electric Co.)          300,000    11.887      .11
American Electric Power Co., Inc.                   200,000     9.550      .09
Carolina Power & Light Co.                          200,000     8.613      .08
Central and South West Corp.                      3,462,800    90.249      .86
Consolidated Edison, Inc.                         1,500,000    67.875      .65
Dominion Resources, Inc.                            150,000     5.934      .06
Duke Energy Corp.                                   800,000    46.300      .44
FPL Group, Inc.                                     700,000    43.444      .41
Houston Industries Inc.                             750,000    21.797      .21
New Century Energies, Inc.                        2,000,000    95.000      .90
Southern Co.                                      1,600,000    42.400      .40
                                                            ---------  ------
                                                            1,194.119    11.34
                                                            ---------  ------
Materials
Chemicals- 4.84%
Air Products and Chemicals, Inc.                    200,000    17.388      .17
Dow Chemical Co.                                  1,304,500   126.129     1.20
E.I. du Pont de Nemours and Co.                   2,766,200   201.414     1.91
Monsanto Co.                                        900,000    47.587      .45
PPG Industries, Inc.                                922,400    65.202      .62
Praxair, Inc.                                     1,034,300    52.038      .49

Forest Products & Paper- 2.96%
Fort James Corp.                                    900,000    44.663      .42
Georgia-Pacific Corp., Georgia Pacific Group        725,000    55.961
Georgia-Pacific Corp., Timber Group                 725,000    18.578      .71
International Paper Co.                           1,300,000    67.844      .65
Rayonier Inc.                                        50,000     2.506      .02
Union Camp Corp.                                    900,000    54.338      .52
Westvaco Corp.                                      900,000    27.281      .26
Weyerhaeuser Co.                                    700,000    40.337      .38

Metals: Nonferrous- 0.40%
Aluminum Co. of America                             550,000    42.625      .40

Metals: Steel- 0.14%
Worthington Industries, Inc.                        800,000    14.375      .14
                                                            ---------  ------
                                                              878.266     8.34
                                                            ---------  ------
Capital Equipment
Aerospace & Military Technology- 1.40%
Boeing Co.                                          200,000    10.013      .10
Raytheon Co., Class A                               140,600     7.759
Raytheon Co., Class B                             1,023,100    57.997      .62
Sundstrand Corp.                                    382,600    26.423      .25
United Technologies Corp.                           461,100    45.390      .43

Construction & Housing- 0.11%
Stone & Webster, Inc.                               250,000    11.156      .11

Data Processing & Reproduction- 2.29%
Hewlett-Packard Co.                                 500,000    37.656      .36
International Business Machines Corp.             1,000,000   115.875     1.10
Xerox Corp.                                         774,300    87.883      .83

Electrical & Electronic- 0.98%
Emerson Electric Co.                                577,700    36.756      .35
Hubbell Inc., Class B                               720,000    35.505      .34
Lucent Technologies Inc.                            400,000    30.450      .29

Electronic Components- 0.21%
Motorola, Inc.                                      400,000    22.250      .21

Industrial Components- 2.55%
Dana Corp.                                          700,000    41.387      .39
Federal-Mogul Corp.                                 350,000    22.641
Federal-Mogul Corp. 7.00% convertible preferred*    500,000    36.000      .56
Genuine Parts Co.                                   525,000    18.900      .18
Goodyear Tire & Rubber Co.                          700,000    49.000      .47
TRW Inc.                                          1,900,000   100.344      .95

Machinery & Engineering- 2.03%
Briggs & Stratton Corp.                             629,100    28.467      .27
Caterpillar Inc.                                  1,650,000    93.947      .89
Deere & Co.                                       1,564,200    91.408      .87
                                                            ---------  ------
                                                            1,007.207     9.57
                                                            ---------  ------
Consumer Goods
Appliances & Household Durables- 0.07%
Rubbermaid Inc.                                     264,500     7.571      .07

Automobiles- 1.07%
Chrysler Corp.                                    1,500,000    60.281      .57
Ford Motor Co.                                    1,150,000    52.684      .50

Beverages- 0.38%
PepsiCo, Inc.                                     1,000,000    39.688      .38

Food & Household Products- 0.93%
Bestfoods (formerly CPC International Inc.)         370,000    20.304      .19
Colgate-Palmolive Co.                               146,400    13.130      .13
ConAgra, Inc.                                       400,000    11.675      .11
General Mills, Inc.                                 750,000    50.672      .48
Kellogg Co.                                          60,300     2.487      .02

Health & Personal Care- 5.73%
Avon Products, Inc.                                 450,000    36.984      .35
Bristol-Myers Squibb Co.                            400,000    42.350      .40
Johnson & Johnson                                   400,000    28.550      .27
Kimberly-Clark Corp.                                400,000    20.300      .19
Eli Lilly and Co.                                   800,000    55.650      .53
Merck & Co., Inc.                                   357,900    43.127      .41
Pfizer Inc                                          450,000    51.216      .49
Pharmacia & Upjohn, Inc.                            647,500    27.236      .26
Schering-Plough Corp.                             1,610,000   129.001     1.23
Warner-Lambert Co.                                  891,300   168.623     1.60

Recreation, Other Consumer Products- 0.58%
Stanley Works                                     1,200,000    61.425      .58

Textiles & Apparel- 0.50%
VF Corp.                                          1,000,000    52.000      .50
                                                            ---------  ------
                                                              974.954     9.26
                                                            ---------  ------
Services
Broadcasting & Publishing- 0.42%
Gannett Co., Inc.                                   600,000    40.763      .39
Reader's Digest Assn., Inc., Class A                112,000     3.010      .03

Business & Public Services- 1.39%
Browning-Ferris Industries, Inc.                  2,946,900   100.563      .95
Electronic Data Systems Corp.                       750,000    32.250      .31
Waste Management, Inc.                              400,000    13.400      .13

Leisure & Tourism- 0.25%
McDonald's Corp.                                    424,200    26.247      .25

Merchandising- 3.11%
Albertson's, Inc.                                   800,000    40.000      .38
May Department Stores Co.                         1,150,000    70.941      .67
J.C. Penney Co., Inc.                             1,629,100   115.768     1.10
Wal-Mart Stores, Inc.                             2,000,000   101.125      .96

Telecommunications- 8.23%
Ameritech Corp.                                   6,572,800   279.755     2.66
AT&T Corp.                                        4,575,000   274.786     2.61
Bell Atlantic Corp.                                 200,000    18.712      .18
SBC Communications Inc.                           3,394,350   140.653     1.33
Sprint Corp.                                      1,000,000    68.313      .65
U S WEST Communications Group                     1,600,000    84.400      .80

Transportation: Rail & Road- 1.90%
Norfolk Southern Corp.                            3,600,000   120.375     1.14
Union Pacific Corp.                               1,450,000    79.387      .76
                                                            ---------  ------
                                                            1,610.448    15.30
                                                            ---------  ------
Finance
Banking- 12.93%
AmSouth Bancorporation                            1,250,000    77.969      .74
Banc One Corp.                                    1,584,000    93.159      .89
BankAmerica Corp.                                   300,000    25.500      .24
Bankers Trust New York Corp.                        400,000    51.650      .49
Chase Manhattan Corp.                               700,000    96.994      .92
Comerica Inc.                                     1,500,000   100.406      .95
Crestar Financial Corp.                             800,000    47.850      .45
Firstar Corp.                                     2,000,000    74.625      .71
First Chicago NBD Corp.                             300,000    27.863      .26
First Security Corp.                              3,206,250    78.553      .75
First Union Corp.                                 1,767,000   106.683     1.01
Fleet Financial Group, Inc.                       1,100,000    95.013      .90
Huntington Bancshares Inc.                        1,200,000    42.675      .41
KeyCorp                                           1,800,000    71.437      .68
J.P. Morgan & Co. Inc.                              680,000    89.250      .85
PNC Bank Corp.                                    1,300,000    78.569      .75
U.S. Bancorp                                        400,000    50.800      .48
Wachovia Corp.                                    1,100,000    93.431      .89
Wells Fargo & Co.                                   160,000    58.960      .56

Financial Services- 1.72%
Associates First Capital Corp., Class A             301,398    22.530      .21
Beneficial Corp.                                    255,700    33.337      .32
Fannie Mae                                        1,180,000    70.652      .67
Household International, Inc.                       419,100    55.085      .52

Insurance- 3.60%
Allstate Corp.                                      800,000    77.000      .73
American General Corp.                            1,010,000    67.291      .64
Jefferson-Pilot Corp.                               738,750    43.355      .41
Lincoln National Corp.                              600,000    53.288      .51
Marsh & McLennan Companies, Inc.                    500,000    45.562      .43
SAFECO Corp.                                        800,000    39.950      .38
St. Paul Companies, Inc.                            620,000    52.545      .50
                                                            ---------  ------
                                                            1,921.982    18.25
                                                            ---------  ------
Multi-Industry & Miscellaneous
Multi-Industry- 0.97%
AlliedSignal Inc.                                   800,000    35.050      .33
Harsco Corp.                                        100,000     4.600      .04
Textron Inc.                                        800,000    62.600      .60


Miscellaneous- 1.16%
Other equity securities in initial period of acquisition      121.820     1.16
                                                            ---------  ------
                                                              224.070     2.13
                                                            ---------  ------
TOTAL EQUITY SECURITIES (cost: $3,995.931 million)          7,811.046    74.19
                                                            ---------  ------

BONDS & NOTES                                     Principal
                                                     Amount
Corporate- 0.12%                                  -----------
J.C. Penney Co., Inc. 9.05% 2001                  $12,000,00   12.885      .12
                                                            ---------  ------

U.S. Treasury Obligations- 5.21%
12.375% May 2004                                  50,000,000   66.727      .63
7.75% February 2001                               56,000,000   59.027      .56
5.625% November 2000                              90,000,000   90.014      .85
6.25% August 2000                                 90,000,000   91.210      .87
6.375% May 2000                                   90,000,000   91.308      .87
5.625% November 1999                              90,000,000   90.042      .86
8.25% July 1998                                   60,000,000   60.375      .57
                                                            ---------  ------
TOTAL BONDS & NOTES (cost: $570.236 million)                  561.588     5.33
                                                            ---------  ------
TOTAL INVESTMENT SECURITIES (cost: $4,566.167
 million)                                                   8,372.634    79.52
                                                            ---------  ------
SHORT-TERM SECURITIES
Corporate Short-Term Notes- 13.53%
American Express Credit Corp. 5.45%-5.50% due
 6/1-7/27/98                                      81,500,000   80.876      .77
Ameritech Corp. 5.41% due 5/18/98                 30,000,000   29.918      .28
Amoco Co. 5.42%-5.45% due 6/1-8/4/98              92,600,000   91.609      .87
Atlantic Richfield Co. 5.43%-5.50% due 5/8-5/22/9874,000,000   73.832      .70
BellSouth Telecommunications, Inc. 5.45%-5.49% due
 5/4-6/17/98                                      83,700,000   83.397      .79
Coca-Cola Co. 5.44%-5.50% due 5/11-6/24/98        124,800,00  124.259     1.18
Colgate-Palmolive Co. 5.47%-5.49% due 6/1-6/29/98*55,000,000   54.560      .52
Duke Energy Corp. 5.43%-5.49% due 5/7-7/14/98     74,600,000   74.195      .71
E.I. du Pont de Nemours and Co. 5.41%-5.49% due
 6/3-6/24/98                                      105,500,00  104.680      .99
Emerson Electric Co. 5.47%-5.48% due 5/21-6/5/98  67,450,000   67.185      .64
General Electric Capital Corp. 5.46% due 7/6/98   58,000,000   57.400      .55
H.J. Heinz Co. 5.47%-5.52% due 5/11-5/21/98       62,500,000   62.312      .59
Hershey Foods Corp. 5.40%-5.47% due 5/22-7/8/98   36,000,000   35.727      .34
Merck & Co., Inc. 5.45%-5.47% due 5/7-6/19/98     59,900,000   59.622      .57
Minnesota Mining and Manufacturing Co. 5.40%-5.45%
 due 5/12-7/22/98                                 71,000,000   70.264      .67
Monsanto Co. 5.46%-5.48% due 6/15-8/18/98         59,000,000   58.304      .55
Motorola, Inc. 5.46%-5.50% due 5/21-6/25/98       42,800,000   42.455      .40
Procter & Gamble Co. 5.37%-5.48% due 6/2-6/12/98  109,200,00  108.592     1.03
SBC Communications Inc. 5.44%-5.465% due 5/21-6/22/98*
                                                  65,000,000   64.645      .61
Xerox Corp. 5.45%-5.49% due 5/20-6/11/98          81,600,000   81.161      .77

Federal Agency Discount Notes- 6.79%
Fannie Mae 5.35%-5.43% due 5/1-7/30/98            364,300,00  362.248     3.44
Federal Home Loan Banks 5.35%-5.43% due 5/6-6/3/98147,300,00  146.781     1.40
Freddie Mac 5.35%-5.43% due 5/6-7/15/98            207368000  205.484     1.95
                                                            ---------  ------
TOTAL SHORT-TERM SECURITIES (cost: $2,139.572
 million)                                                   2,139.506    20.32
Excess of cash and receivables over payables                   16.701      .16
                                                            ---------  ------
TOTAL SHORT-TERM SECURITIES, CASH AND
 RECEIVABLES, NET OF PAYABLES                               2,156.207    20.48
                                                            ---------  ------
NET ASSETS                                                  $10,528.8  100.00%
                                                            =========  ======
*Purchased in a private placement transaction; resale to
 the public may require registration or sale only to
 qualified institutional buyers.

 See Notes to Financial Statements


----------------------------
Equity Securities
 appearing in the portfolio
 since October 31, 1997
----------------------------
Hewlett-Packard
Jefferson-Pilot
May Department Stores
New Century Energies
Pfizer
PPG Industries
Praxair
Rubbermaid
Stanley Works




------------------------------
Equity Securities
 eliminated from the portfolio
 since October 31, 1997
------------------------------
American Home Products
Chevron
Cognizant
CoreStates Financial
Corning
Dun & Bradstreet
Exxon
General Motors, Class H
GTE
Mallinckrodt
Marriott International
Moore
Procter & Gamble
Tenneco

American Mutual Fund
Financial Statements                                                          Unaudited
-------------------------------------------------- -----------------  -----------------
Statement of Assets and Liabilities                                         (dollars in
at April 30, 1998                                                             millions)
-------------------------------------------------- ----------------- ------------------
Assets:
Investment securities at market (cost: $4,566.167)                           $8,372.634
Short-term securities (cost: $2,139.572)                                      2,139.506
Cash                                                                               .143
Receivables for-
 Sales of investments                                        $ 3.990
 Sales of fund's shares                                        7.131
 Dividends and interest                                       26.942             38.063
                                                   ----------------- ------------------
                                                                             10,550.346
Liabilities:
Payables for-
 Purchases of investments                                      8.017
 Repurchases of fund's shares                                  6.948
 Management services                                           2.426
 Accrued expenses                                              4.114             21.505
                                                   ----------------- ------------------
Net Assets at April 30, 1998-
Equivalent to $31.67 per share on
332,408,285 shares of $1 par value
capital stock outstanding (authorized
capital stock--500,000,000 shares)                                          $10,528.841
                                                                      =================

                                                                              Unaudited
-------------------------------------------------- ----------------- ------------------
Statement of Operations                                                     (dollars in
for the six months ended April 30, 1998                                       millions)
-------------------------------------------------- ----------------- ------------------
Investment Income:
Income:
 Dividends                                                $   88.326
 Interest                                                     75.775           $164.101
                                                   -----------------
Expenses:
 Management services fee                                      14.029
 Distribution expenses                                        10.801
 Transfer agent fee                                            2.175
 Reports to shareholders                                        .165
 Registration statement and
  prospectus                                                    .286
 Postage, stationery and supplies                               .586
 Directors' fees                                                .153
 Auditing and legal fees                                        .056
 Custodian fee                                                  .053
 Taxes other than federal income tax                            .091
 Other expenses                                                 .087             28.482
                                                   -----------------   ----------------
 Net investment income                                                          135.619
                                                                      -----------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                               418.991
Net increase in unrealized appreciation on
 investments:
 Beginning of period                                       2,932.208
 End of period                                             3,806.401            874.193
                                                   -----------------   ----------------
 Net realized gain and unrealized
  appreciation on investments                                                 1,293.184
                                                                        ---------------
Net Increase in Net Assets Resulting
 From Operations                                                             $1,428.803
                                                                       ================

See Notes to Financial Statements


-------------------------------------------------- -----------------   ----------------
Statement of Changes in Net Assets                                          (dollars in
                                                                              millions)
-------------------------------------------------- ----------------- ------------------
                                                          Six months         Year ended
                                                     ended April 30,        October 31,
                                                               1998*                1997
                                                   -----------------   ----------------
Operations:
Net investment income                                    $   135.619        $   254.684
Net realized gain on investments                             418.991            758.879
Net increase in unrealized appreciation
 on investments                                              874.193            832.953
                                                   -----------------  -----------------
 Net increase in net assets
  resulting from operations                                1,428.803          1,846.516
                                                   -----------------   ----------------
Dividends and Distributions
 Paid to Shareholders:
Dividends from net investment income                        (128.369)          (246.337)
Distributions from net realized
 gain on investments                                        (769.237)          (468.836)
                                                   -----------------  -----------------
 Total dividends and distributions                          (897.606)          (715.173)
                                                   -----------------  -----------------
Capital Share Transactions:
Proceeds from shares sold:
 15,104,234 and 29,819,522
 shares, respectively                                        458.016            828.652
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions of
 net realized gain on investments:
 27,734,740 and 24,433,383
 shares, respectively                                        814.933            643.000
Cost of shares repurchased:
 21,076,952 and 35,919,460
 shares, respectively                                       (637.455)          (999.921)
                                                   -----------------   ----------------
 Net increase in net assets
  resulting from capital share
  transactions                                               635.494            471.731
                                                   ----------------- ------------------
Total Increase in Net Assets                               1,166.691          1,603.074

Net Assets:
Beginning of period                                        9,362.150          7,759.076
                                                   -----------------  -----------------
End of period (including undistributed
 net investment income: $60.335
 and $53.085, respectively)                              $10,528.841         $9,362.150
                                                   =================  =================

*Unaudited

 See Notes to Financial Statements

Notes to Financial Statements
________________________________________________________Unaudited

1. American Mutual Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives-current income, capital growth and conservation of principal-through investments in companies that participate in the growth of the American economy. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

       Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

   As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of April 30, 1998, net unrealized appreciation on investments for federal income tax purposes aggregated $3,807,757,000, of which $3,821,398,000 related to appreciated securities and $13,641,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended April 30, 1998. The cost of portfolio securities for federal income tax purposes was $6,704,383,000 at April 30, 1998.

3. The fee of $14,029,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.384% of the first $1 billion of average net assets; 0.33% of such assets in excess of $1 billion but not exceeding $2 billion; 0.294% of such assets in excess of $2 billion but not exceeding $3 billion; 0.27% of such assets in excess of $3 billion but not exceeding $5 billion; 0.252% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.24% of such assets in excess of $8 billion.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended April 30, 1998, distribution expenses under the Plan were $10,801,000. As of April 30, 1998, accrued and unpaid distribution expenses were $3,613,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $2,175,000. American Funds

Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,742,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of April 30, 1998, aggregate amounts deferred and earnings thereon were $449,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of April 30, 1998, accumulated undistributed net realized gain on investments was $396,278,000 and additional paid-in capital was $5,933,419,000.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $1,033,483,000 and $1,308,254,000, respectively, during the six months ended
April 30, 1998.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $53,000 includes $18,000 that was paid by these credits rather than in cash.

Per-Share Data and Ratios         Six months
                                       ended            Year ended October 31
                                   April 30,   -------     -------    -------  -------  -------
                                    1998 (1)      1997        1996       1995     1994     1993
                                     -------   -------     -------    -------  -------  -------
Net Asset Value, Beginning of
 Period                               $30.14    $26.54        24.17    $21.60   $23.21   $21.29
                                     -------   -------     -------    -------  -------  -------
 Income from Investment
  Operations:
  Net investment income                  .41       .83         .84        .87      .88      .85
  Net realized and unrealized
  gain (loss) on investments            4.00      5.19         3.52      3.41     (.54)    2.89
                                     -------   -------     -------    -------  -------  -------
   Total income from
    investment operations               4.41      6.02        4.36       4.28      .34     3.74
                                     -------   -------     -------    -------  -------  -------
 Less Distributions:
  Dividends from net investment
   income                               (.40)     (.81)       (.84)      (.84)    (.84)    (.85)
  Distributions from net
   realized gains                      (2.48)    (1.61)      (1.15)      (.87)   (1.11)    (.97)
                                     -------   -------     -------    -------  -------  -------
   Total distributions                 (2.88)    (2.42)      (1.99)     (1.71)   (1.95)   (1.82)
                                     -------   -------     -------    -------  -------  -------
Net Asset Value, End of Period        $31.67    $30.14      $26.54     $24.17   $21.60   $23.21
                                     =======   =======     =======    =======  =======  =======

Total Return (2)                   15.44%(3)    24.19%      18.89%     21.25%     1.75%   18.63%


Ratios/Supplemental Data:
Net assets, end of period (in
 millions)                           $10,529    $9,362      $7,759     $6,552    $5,397   $5,283
Ratio of expenses to average
 net assets                          .29%(3)      .58%        .59%       .59%      .60%     .59%
Ratio of net income to average
 net assets                         1.36%(3)     2.95%       3.36%      3.92%     4.07%    3.83%
Average commissions paid
 per share (4)                        4.76c     5.06c       5.88c      6.27c    6.54c    7.31c
Portfolio turnover rate            13.03%(3)    19.16%      24.21%     23.31%    18.46%   22.48%



(1) Unaudited

(2) Excludes maximum sales charge of
 5.75%.

(3) Based on operations for the
 period shown and, accordingly, not
 representative of a full year.


(4) Brokerage commissions paid on
 portfolio transactions increase
 the cost of securities purchased
 or reduce the proceeds of
 securities sold, and are not
 separately reflected in the
 fund's statement of operations.
 Shares traded on a principal
 basis (without commissions),
 such as most over-the-counter
 and fixed-income transactions,
 are excluded.

[The American Funds Group(r)]

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of American Mutual Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper

Litho in USA SM/AL/3801
Lit. No. AMF-013-0698